Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is dated as of November 19, 2015, by and among ENVESTNET, INC., a Delaware corporation (the “Borrower”), and the other parties executing this Agreement under the heading “Debtors” on the signature pages hereto (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as Schedule E, being hereinafter referred to collectively as the “Debtors” and individually as a “Debtor”), each with its mailing address as set forth in Section 14(b) below, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch (“BMO”), with its mailing address as set forth in Section 14(b) below, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (BMO acting as such administrative agent and any successor or successors to BMO acting in such capacity being hereinafter referred to as the “Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, the other Debtors, and BMO, individually and as Agent, have entered into an Amended and Restated Credit Agreement dated as of November 19, 2015 (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the “Credit Agreement”), pursuant to which BMO and other banks and financial institutions and letter of credit issuers from time to time party to the Credit Agreement (BMO, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the “Lenders” and individually as a “Lender” and such letter of credit issuers being hereinafter referred to collectively as the “L/C Issuers”  and individually as a “L/C Issuer”) have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower (the Agent, the L/C Issuers, and the Lenders, together with affiliates of the Lenders with respect to Hedging Liability and Bank Product Obligations referred to below, being hereinafter referred to collectively as the “Secured Creditors” and individually as a “Secured Creditor”).

B.       In addition, one or more of the Debtors may from time to time be liable to the Lenders and/or their affiliates with respect to Hedging Liability and/or Bank Product Obligations (as such terms are defined in the Credit Agreement).

C.       As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Borrower under the Credit Agreement, the Secured Creditors require, among other things, that each Debtor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in the personal property and fixtures of such Debtor described herein subject to the terms and conditions hereof.

D. The Borrower owns, directly or indirectly, equity interests in each other Debtor and the Borrower provides each of the other Debtors with financial, management, administrative, and technical support.

E.       Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

NOW, THEREFORE, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

Section 1.              Terms defined in Credit Agreement.  Except as otherwise provided in Section 2 below, all capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.  The term “Debtor” and “Debtors” as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties, and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties, and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

Section 2.              Grant of Security Interest in the Collateral.  As collateral security for the Secured Obligations defined below, each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:

(a)           Accounts;

(b)           Chattel Paper;

(c)           Instruments (including Promissory Notes);

(d)           Documents;

(e)           General Intangibles (including Payment Intangibles);

(f)            Supporting Obligations;

(g)           Deposit Accounts;

(h)           Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(i)            Inventory;

(j)            Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(k)           Fixtures;

(l)            Commercial Tort Claims (as described on Schedule F hereto or on one or more supplements to this Agreement);

(m)          Rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

(n)           Monies, personal property, and interests in personal property of such Debtor of any kind or description now held by any Secured Creditor or at any time hereafter transferred or delivered to, or coming into the possession, custody or control of, any Secured Creditor, or any agent or affiliate of any Secured Creditor, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

(o)           Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(p)           Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(q)           Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”.   All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.  For purposes of this Agreement, the term (a) “Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise and (b) “Subsidiary Interests” means all equity interests held by a Debtor in its subsidiaries, whether such equity interests constitute Investment Property or General Intangibles under the UCC, it being acknowledged and agreed that all Receivables and Subsidiary Interests constitute Collateral hereunder.  Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Debtor shall be deemed to have granted a security interest in, any of such Debtor’s rights or interests in or under, any Excluded Property.

Section 3.              Secured Obligations.  This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (a) all “Obligations,” “Hedging Liability,” and “Bank Product Obligations,” as such terms are defined in the Credit Agreement, including, without limitation, all obligations with respect to Loans made and to be made under the Credit Agreement (whether or not evidenced by Notes issued thereunder), all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under all Applications for Letters of Credit, all other obligations of the Borrower and the other Debtors under the Loan Documents, all obligations of the Debtors, and of any of them individually, with respect to any Hedging Liability and the agreements relating thereto, all obligations of the Debtors, and of any of them individually, with respect to any Bank Product Obligation and the agreements relating thereto, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest, costs, fees, and charges after the entry of an order for relief against a Debtor in a case under Title 11 of the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against such Debtor in such proceeding), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations, and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses, and charges described above being hereinafter referred to as the “Secured Obligations”).  Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement (other than the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount that would render such Debtor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

Section 4.              Covenants, Agreements, Representations and Warranties.  Each Debtor hereby covenants and agrees with, and represents and warrants to, the Secured Creditors that:

(a)           Each Debtor is the sole and lawful owner of its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for.

(b)           Each Debtor’s respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor’s name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor’s name.  The Collateral is and shall remain in such Debtor’s possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor’s name

(collectively for each Debtor, the “Permitted Collateral Locations”).  If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein.  The Debtors own and shall continue to own the Permitted Collateral Locations except to the extent otherwise disclosed under Columns 2 and 3 on Schedule A.  No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days prior written notice of the Debtor’s intent to do so; provided that each Debtor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Locations in the United States of America unless specifically agreed to in writing by the Agent and such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect (at which time Schedule A hereof shall be deemed amended to include each such additional Permitted Collateral Location, and the Debtors agree to furnish to the Agent from time to time upon its reasonable request an updated Schedule A listing all such Permitted Collateral Locations).

(c)           Each Debtor’s legal name, jurisdiction of organization and organizational number (if any) are correctly set forth under Column 1 on Schedule A of this Agreement.  No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto.  No Debtor shall change its jurisdiction of organization, its legal name or transact business under any other trade name without first giving 30 days’ (or such lesser period as may be agreed to by the Agent) prior written notice of its intent to do so to the Agent.

(d)           The Collateral and every part thereof is and shall be free and clear of all Liens (including, without limitation, mechanics’, laborers’ and statutory liens), except for the Lien of the Agent therein and other Liens permitted by Section 8.8 of the Credit Agreement (herein, the “Permitted Liens”).  Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

(e)           Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation in any material respect of any statute, ordinance or other governmental requirement.  Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

(f)            Subject to the terms and conditions of Section 8.4 of the Credit Agreement, each Debtor shall insure and keep insured with good and responsible insurance companies, all insurable Collateral owned by it which is of a character usually insured by Persons similarly situated and operating like Collateral against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Collateral.  All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent.  All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor and shall be reasonably satisfactory to the Agent in all other respects.  In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction.  In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor’s cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor’s business in the ordinary course. In the event any Debtor shall receive any proceeds of such insurance, such Debtor shall pay over such proceeds of insurance to the Agent pursuant to Section 2.8(b)(ii) of the Credit Agreement.  Each Debtor hereby authorizes the Agent, at the Agent’s option, to adjust, compromise, and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents, and attorneys, as such Debtor’s attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise, and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance.  Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise, and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent after the occurrence and during the continuation of any Event of Default.  All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

UNLESS THE DEBTORS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE DEBTORS’ EXPENSE TO PROTECT THE AGENT’S INTERESTS IN THE COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY DEBTOR’S INTERESTS IN THE COLLATERAL.  THE COVERAGE PURCHASED BY THE AGENT MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST SUCH DEBTOR IN CONNECTION WITH THE COLLATERAL.  THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT.  IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT THE AGENT MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO THE SECURED OBLIGATIONS SECURED HEREBY.  THE COSTS OF THE

INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

(g)           Pursuant to Section 8.6 of the Credit Agreement, each Debtor will at all times allow the Secured Creditors and their respective representatives free access to and right of inspection of the Collateral at such reasonable times and intervals as the Agent or any other Secured Creditor may designate and, in the absence of any existing Default or Event of Default, with reasonable prior written notice to the relevant Debtor.

(h)           If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent’s lien and security interest therein and instruct them to hold all such Collateral for the Agent’s account and subject to the Agent’s instructions.  Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party’s possession and to verify from such party’s own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify.

(i)            Each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity, and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor’s warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case as the Agent may reasonably request.  The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may require in connection therewith.

(j)            Each Debtor will comply with the terms and conditions of any and all leases, easements, right-of-way agreements, and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon, except to the extent failure to comply would not reasonably be expected to have a Material Adverse Effect.

(k)           Schedule F attached hereto contains a true, complete and current listing of all Commercial Tort Claims in excess of $1,000,000 held by the Debtors as of the date hereof, each described by referring to a specific incident giving rise to the claim.  Each Debtor agrees to execute and deliver to the Agent an agreement in the form attached hereto as Schedule F, or in such other form reasonably acceptable to the Agent, promptly upon becoming aware of any Commercial Tort Claim in excess of $1,000,000 of such Debtor arising after the date hereof (provided any Debtor’s failure to do so shall not impair the Agent’s security interest therein).

(l)            Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments, and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including, without limitation, (i) such financing statements or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC and any other applicable law, and (ii) such control agreements with respect to Deposit Accounts, Investment Property, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as the Agent may from time to time reasonably require in accordance with the Credit Agreement.  Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Debtor wherever the Agent in its sole discretion desires to file the same.  Each Debtor hereby authorizes the Agent to file any and all financing statements covering the Collateral or any part thereof as the Agent may require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning.  The Agent may order lien searches from time to time against any Debtor and the Collateral, and the Debtors shall promptly reimburse the Agent for all reasonable costs and expenses incurred in connection with such lien searches; provided so long as no Default exists, the Debtors shall not be required to reimburse the Agent for such lien searches ordered more than once during each calendar year.  In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Debtor agrees to execute and deliver all such agreements, assignments, instruments, and documents and to do all such other things as the Agent deems reasonably necessary or appropriate to preserve, protect, and enforce the security interest of the Agent under the law of such other jurisdiction.  Each Debtor agrees to mark its books and records to reflect the lien and security interest of the Agent in the Collateral.

(m)          On failure of any Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof.  All such sums and amounts so expended shall be repayable by the Debtors upon demand, shall constitute additional Secured Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) determined by adding 2.0% per annum to the Base Rate from time to time in effect plus the Applicable Margin from time to time in effect for Base Rate Loans under the Revolving Facility, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the “Default Rate”).  No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto.  The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement.  The Agent is hereby authorized to charge any account of any Debtor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

Section 5.              Special Provisions Re: Receivables.  (a) As of the time any Receivable owned by a Debtor becomes subject to the security interest provided for hereby, and at all times thereafter, such Debtor shall be deemed to have warranted as to each such Receivable that all warranties of such Debtor set forth in this Agreement are true and correct in all material respects with respect to such Receivable; that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that such Receivable is valid and subsisting; that the amount of such Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions or countercharges other than those arising in the ordinary course of such Debtor’s business which are disclosed to the Agent in writing promptly upon such Debtor becoming aware thereof; and, except as disclosed to the Agent in writing at or prior to the time such Receivable is created, that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose.

(b)           If any Receivable arises out of a contract with the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing, each Debtor agrees to promptly so notify the Agent and, at the request of the Agent or the Secured Creditors, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

(c)           Unless and until an Event of Default has occurred and is continuing any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by a Debtor in the ordinary course of its business as presently conducted in accordance with Section 7(b) hereof; and, during the existence of any Event of Default, such merchandise and other goods shall be set aside at the request of the Agent and held by the relevant Debtor as trustee for the Secured Creditors and shall remain part of the Secured Creditors’ Collateral.  Unless and until an Event of Default has occurred and is continuing, the Debtors may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries, and grant discounts, credits, and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the relevant Debtor in good faith considers advisable; and, during the existence of any Event of Default, at the Agent’s request, the Debtors shall notify the Agent promptly of all returns and recoveries and, on the Agent’s request, deliver any such merchandise or other goods to the Agent.  During the existence of any Event of Default, at the Agent’s request, the Debtors shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent’s consent.  The Agent may, at all times during the existence of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

(d)           To the extent any Receivable or other item of Collateral is evidenced by an Instrument or tangible Chattel Paper, each Debtor shall cause such Instrument or tangible Chattel Paper to be pledged and delivered to the Agent; provided, however, that, prior to the existence of a Default or Event of Default and thereafter (so long as such Default or Event of Default continues to exist) until otherwise required by the Agent, a debtor shall not be required to deliver any such Instrument or tangible Chattel Paper if and only so long as the aggregate unpaid principal balance of all such Instruments and tangible Chattel Paper held by the Debtors and not delivered to the Agent hereunder is less than $2,500,000 at any one time outstanding.  Unless delivered to the Agent or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Agent indicating that such Chattel Paper or Instrument is subject to the security interest of the Agent contemplated by this Agreement.

Section 6.              Collection of Receivables.  (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.  Except for proceeds to be deposited into the Excluded Accounts, each Debtor shall make such arrangements to assure that all proceeds of its Receivables are deposited (in the same form as received) in one or more Deposit Accounts maintained with the Agent or with other financial institutions subject to a control agreement in favor of the Agent for the benefit of the Secured Creditors (such Deposit Accounts being referred to herein as the “Assigned Accounts”).  Any proceeds of Receivables received by any Debtor shall be promptly deposited into an Assigned Account and, until so deposited, shall be held by it in trust for the Secured Creditors.  Each Debtor acknowledges and agrees that the Agent has (and is hereby granted to the extent it does not already have) a Lien on each Assigned Account and all funds contained therein to secure the Secured Obligations.  The Agent agrees with the Debtors that if and so long as no Event of Default has occurred or is continuing, amounts on deposit in the Assigned Accounts will (subject to the rules and regulations as from time to time in effect applicable to such demand deposit accounts) be made available to the relevant Debtor for use in the conduct of its business.

(b)           Upon the occurrence and during the continuation of any Event of Default, whether or not the Agent has exercised any of its other rights under other provisions of this Section 6, in the event the Agent requests any Debtor to do so:

(i)         all Instruments and tangible Chattel Paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and/or

(ii)        such Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Agent and which are maintained at one or more post offices selected by the Agent.

(c)           Upon the occurrence and during the continuation of any Event of Default, whether or not the Agent has exercised any of its other rights under the other provisions of this Section 6, the Agent or its designee may notify the relevant Debtor’s customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent’s security interest therein, and either in its own name, or such Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 6(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent’s discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables or any other Collateral.

(d)           Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 6(b) or 6(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the “Depositary Banks” and individually a “Depositary Bank”), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent’s convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof.  The Agent may, after the occurrence and during the continuation of any Event of Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order, and at such intervals as the Agent may from time to time in its discretion determine, but not less often than once each week.  The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such.  However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any Deposit Account of any Debtor subject to the lien and security interest of this Agreement, together with interest thereon at the Default Rate.  Concurrently with each transmission of any proceeds of Receivables or other Collateral to any such remittance account, upon the Agent’s request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates.  Unless and until an Event of Default has occurred and is continuing, the Agent will release proceeds of Collateral which the Agent has not applied to the Secured Obligations as provided above from the remittance account from time to time after receipt thereof.  Each Debtor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges, and attorneys’ fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified as finally determined by a court of competent jurisdiction.  The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any Depositary Bank accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 7.              Special Provisions Re:  Inventory and Equipment.  (a) Each Debtor shall at its own cost and expense maintain, keep, and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order, and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements, and additions to its Equipment so that the efficiency thereof shall be fully preserved and maintained.

(b)           Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume, sell, and lease the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

(c)           As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct in all material respects with respect to such Inventory and Equipment; and that all of such Inventory and Equipment is located at a location set forth pursuant to Section 4(b) hereof.  Each Debtor warrants and agrees that none of its Inventory is or will be consigned to any other person without the Agent’s prior written consent.

(d)           Except for Equipment from time to time located at the locations listed on Schedule A attached hereto or as otherwise hereafter disclosed to the Agent and the Secured Creditors in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(e)           If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

Section 8.              Special Provisions Re:  Investment Property, Subsidiary Interests, and Deposits.  (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 10(d) hereof:

(i)         each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property and Subsidiary Interests, or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

(ii)        each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property and Subsidiary Interests to the extent permitted by the Credit Agreement subject to the lien and security interest of this Agreement.

(b)           All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) and Subsidiary Interests of the Debtors on the date hereof is listed and identified on Schedule C attached hereto and made a part hereof.  Each Debtor shall promptly notify the Agent of any other Investment Property or Subsidiary Interests acquired or maintained by such Debtor after the date hereof, and shall submit to the Agent a supplement to Schedule C to reflect such additional rights (provided any Debtor’s failure to do so shall not impair the Agent’s security interest therein).  Certificates for all certificated securities now or at any time constituting Investment Property or Subsidiary Interests and part of the Collateral hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or Subsidiary Interests or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or Subsidiary Interests or any part thereof as a result of a merger, consolidation or otherwise.  With respect to any uncertificated securities or any Investment Property or Subsidiary Interests held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Agent’s request, the relevant Debtor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such issuer or intermediary in form and substance satisfactory to the Agent which provides, among other things, for the issuer’s or intermediary’s agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Investment Property or Subsidiary Interests, as directed by the Agent without further consent by such Debtor.  The Agent may, at any time after the occurrence and during the continuation of any Event of Default, cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property and Subsidiary Interests hereunder.

(c)           Unless and until an Event of Default has occurred and is continuing, each Debtor may sell or otherwise dispose of any of its Investment Property to the extent permitted by the

Credit Agreement, provided that, except to the extent permitted by the Credit Agreement, no Debtor shall sell or otherwise dispose of any Subsidiary Interests without the prior written consent of the Agent.  After the occurrence and during the continuation of any Event of Default, no Debtor shall sell all or any part of its Investment Property or Subsidiary Interests without the prior written consent of the Agent.

(d)           Each Debtor represents that on the date of this Agreement, none of its Investment Property or Subsidiary Interests consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock.  If at any time the Investment Property or Subsidiary Interests or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance satisfactory to the Agent.

(e)           Each Debtor represents and warrants to, and agrees with, the Secured Creditors as follows:  (i) as of the date hereof, the Subsidiary Interests listed and described on Schedule C hereto constitute the percentage of the equity interest in each Subsidiary set forth thereon owned by such Debtor and (ii) without the prior written consent of the Agent, such Debtor hereby agrees not to amend or modify any certificate or articles of incorporation and by-laws, certificate or articles of organization and operating agreement, and partnership agreement of each Subsidiary (each such agreement being hereinafter referred to as an “Organizational Agreement”) which would in any manner materially and adversely affect or impair the Subsidiary Interests of such Debtor or reduce or dilute the rights of such Debtor with respect to any Subsidiary Interests unless such amendment or modification is made in connection with a transaction permitted by the Credit Agreement, any of such actions done without such prior written consent to be null and void.  Each Debtor shall perform when due all of its obligations under each Organizational Agreement unless the failure to perform such obligations could not reasonably be expected to have a Material Adverse Effect.

(f)            All Deposit Accounts of the Debtors constituting Collateral on the date hereof are listed and identified (by account number and depository institution) on Schedule C attached hereto and made a part hereof.  Each Debtor shall promptly notify the Agent of any other Deposit Account opened or maintained by such Debtor after the date hereof that is not an Excluded Account, and shall submit to the Agent a supplement to Schedule C to reflect such additional accounts (provided any Debtor’s failure to do so shall not impair the Agent’s security interest therein).  With respect to any Deposit Account constituting Collateral maintained by a depository institution other than the Agent, and except as otherwise permitted by the Credit Agreement, such Debtor, the depository institution, and the Agent shall execute and deliver an account control agreement in form and substance satisfactory to the Agent.

Section 9.              Power of Attorney.  In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to sign such Debtor’s name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to such Debtor’s customers, account debtors, and other obligors; to exercise all voting rights with respect to the Investment Property or other Collateral or any part thereof; to endorse or sign such Debtor’s name on assignments, stock powers or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent’s possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by the Agent; to receive, open, and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement.  Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction; provided that, in no event shall they be liable for any punitive, exemplary, indirect or consequential damages. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated.

Section 10.            Defaults and Remedies.  (a) The occurrence of any event or the existence of any condition specified as an “Event of Default” under the Credit Agreement shall constitute an “Event of Default” hereunder.

(b)           Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker’s board or at the Agent’s office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its commercially reasonable discretion.  In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations.  Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof.  In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition.  The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  Any Secured Creditor may be the purchaser at any such sale to the extent permitted by applicable law.  Each Debtor hereby waives all of its rights of redemption from any such sale.  The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.  The Agent has no obligation to prepare the Collateral for sale.  The Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)           Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, in addition to all other rights provided herein or by law, (i) the Agent shall have the right to take physical possession of any and all of the Collateral, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor’s premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire, (ii) the Agent shall have the right to direct any intermediary at any time holding any Investment Property or other Collateral, or any issuer thereof, to deliver such Collateral or any part thereof to the Agent and/or to liquidate such Collateral or any part thereof and deliver the proceeds thereof to the Agent (including, without limitation, the right to deliver a notice of control with respect to any Collateral held in a securities account or commodities account and deliver all entitlement orders with respect thereto), (iii) the Agent shall have the right to exercise any and all rights with respect to all Deposit Accounts of each Debtor, including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw, and receive all amounts due or to become due or payable thereunder, and (iv) each Debtor shall, upon the Agent’s demand, promptly assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent.  If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.  The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent’s remedies (for the benefit of the Secured Creditors), with respect to such appointment without prior notice or hearing as to such appointment.

(d)           Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of the Debtors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 8(a)(i) hereof and/or to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 8(a)(ii) hereof, shall, at the option of the Agent, cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 8(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, all Investment Property or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver the Investment Property or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.  In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(E)           EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT WITH RESPECT TO ITS INVESTMENT PROPERTY AND OTHER COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS OR OTHER EQUITY HOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS OR OTHER EQUITY HOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.  EACH DEBTOR HEREBY RATIFIES AND APPROVES ALL ACTS OF ANY SUCH ATTORNEY AND AGREES THAT NEITHER THE AGENT NOR ANY SUCH ATTORNEY WILL BE LIABLE FOR ANY ACTS OR OMISSIONS OR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT OR LAW OTHER THAN SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. THE FOREGOING POWERS OF ATTORNEY AND PROXY, BEING COUPLED WITH AN INTEREST, ARE IRREVOCABLE UNTIL THE SECURED OBLIGATIONS HAVE BEEN FULLY PAID AND SATISFIED AND ALL

COMMITMENTS OF THE LENDERS TO EXTEND CREDIT TO OR FOR THE ACCOUNT OF THE BORROWER UNDER THE CREDIT AGREEMENT HAVE EXPIRED OR OTHERWISE TERMINATED.

(f)            The powers conferred upon the Secured Creditors hereunder are solely to protect their interest in the Collateral and shall not impose on them any duty to exercise such powers.  The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar type assets, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation.  Neither any Secured Creditor nor any party acting as attorney for any Secured Creditor shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction; provided that, in no event shall they be liable for any punitive, exemplary, indirect or consequential damages.

(g)           Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated.  The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have.

Section 11.            Application of Proceeds.  The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of the Credit Agreement.  The Debtors shall remain liable to the Secured Creditors for any deficiency.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

Section 12.            Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated.  Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its liens and security interests hereunder.

Section 13.            The Agent.  In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Section 10 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.  The Agent hereby disclaims any representation or warranty to the Secured Creditors or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

Section 14.            Miscellaneous.  (a) This Agreement cannot be changed or terminated orally.  This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent’s prior written consent except as set forth in the Credit Agreement.  Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

(b)           Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of the relevant Debtor as shown on the records of the Agent), or such other address or telecopier number as such party may hereafter specify by notice to the other given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices hereunder shall be addressed:

to the Debtors at:

35 East Wacker Drive, Suite 2400,

Chicago, Illinois 60601,

Attention of Chief Financial Officer

Facsimile No. (312) 827-2801

Telephone No. (312) 287-3998

to the Administrative Agent at:

Bank of Montreal

115 South LaSalle Street

Chicago, Illinois 60603

Attention of Nicholas Buckingham

Facsimile No. (312) 765-8201

Telephone No. (312) 461-4657

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

(c)           In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.  Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

(d)           The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for the other Secured Obligations secured hereby.  No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and all commitments to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated.  Each Debtor acknowledges and agrees that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor.  The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security interest created and provided for.  In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Secured Obligations at any time to first resort for payment to the Borrower or any other Debtor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(e)           In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule E, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced.  Any such agreement shall contain information as to such Debtor necessary to update Schedules A, B, C and D hereto with respect to it.  No such substitution shall be effective absent the written consent of the Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

(f)           This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.  Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(g)            This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(h)           Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago, Illinois, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.  EACH DEBTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, each Debtor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

“DEBTORS”

ENVESTNET, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Chief Financial Officer

ENVESTNET PORTFOLIO SOLUTIONS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

OBERON FINANCIAL TECHNOLOGY, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

TAMARAC INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

PRIMA CAPITAL HOLDING, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to Security Agreement]

PMC INTERNATIONAL, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

ENVESTNET ASSET MANAGEMENT, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

NETASSETMANAGEMENT, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

ENVESTNET INSTITUTE, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

PREMIER ADVISORS FUND, L.L.C.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to Security Agreement]

PORTFOLIO MANAGEMENT CONSULTANTS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

UPSIDE HOLDINGS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

UPSIDE BROKERAGE, LLC

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

UPSIDE FINANCIAL, LLC

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

OLTIS SOFTWARE LLC

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to Security Agreement]

CASTLE ROCK INNOVATIONS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

CASTLE ROCK INNOVATIONS, LLC

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

YALE MERGER CORP.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

2

Accepted and agreed to in Chicago, Illinois, as of the date first above written.

“AGENT”

BANK OF MONTREAL, as Agent

By	/s/ Nicholas Buckingham
	Name	Nicholas Buckingham
	Title	Vice President

[Signature Page to Security Agreement]